UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 5, 2008
Sucampo Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33609	13-3929237

(State or Other Juris- diction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4520 East-West Highway, Suite 300
Bethesda, Maryland	20814

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (301) 961-3400

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On June 5, 2008, the Board of Directors of Sucampo Pharmaceuticals, Inc. appointed Jan Smilek as Chief Accounting Officer, effective June 5, 2008. Mr. Smilek joined Sucampo Pharmaceuticals in February 2008 as Vice President of Finance and Corporate Controller. From January 2006 to February 2008, Mr. Smilek was Senior Director of Finance for Vanda Pharmaceuticals Inc. and from January 2005 to January 2006, he was Senior Director of Finance with McGraw-Hill Companies. From 1991 to 2005, he worked for PricewaterhouseCoopers LLP, most recently as senior manager. Mr. Smilek is a certified public accountant and is a graduate of the School of Economics, Bratislava, Slovakia and holds an International Executive M.B.A. degree from Georgetown University, McDonough School of Business.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUCAMPO PHARMACEUTICALS, INC.
Date: June 11, 2008	By:	/s/ MARIAM E. MORRIS
		Name:	Mariam E. Morris
		Title:	Chief Financial Officer